                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported):

October 26, 2000

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                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)


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               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)


                                     0-26873
                                     -------
                            (Commission File Number)


                                 One Digex Plaza
                              Beltsville, MD 20705
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)

ITEM 5.  OTHER EVENTS

          On October 26, 2000, Digex, Inc. (the "Company") issued the attached press release.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     The following exhibit is filed herewith:


     Exhibit  99          Press Release dated October 26, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   October 26, 2000


                                              DIGEX, INCORPORATED
                                                 (Registrant)

                                              /s/ MARK K. SHULL
                                             ---------------------
                                                 Mark K. Shull
                                     President and Chief Executive Officer

                                EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
-----------         -----------
99                  Press Release dated October 26, 2000.